Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Schedule of Investments
August 31, 2025 (Unaudited)

PURCHASED OPTIONS - 3.8%(a)	Notional Amount	Contracts	Value
Call Options - 3.8%			$–
Microsoft Corp.
Expiration: 09/19/2025; Exercise Price: $495.00	$5,624,259	111	$193,880
Expiration: 09/19/2025; Exercise Price: $530.00	5,624,259	111	19,047
Total Call Options			212,927

Put Options - 0.0%			$–
Microsoft Corp., Expiration: 09/19/2025; Exercise Price: $410.00	557,359	11	182
TOTAL PURCHASED OPTIONS (Cost $305,731)			213,109

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 96.3%(b)(c)		Par	Value
4.10%, 09/18/2025		$1,600,000	1,596,978
4.01%, 12/26/2025		2,020,000	1,994,173
4.01%, 03/19/2026		1,900,000	1,860,530
TOTAL U.S. TREASURY BILLS (Cost $5,450,650)			5,451,681

MONEY MARKET FUNDS - 0.8%		Shares	Value
Fidelity Government Portfolio - Institutional Class, 4.21%(c)(d)		46,440	46,440
TOTAL MONEY MARKET FUNDS (Cost $46,440)			46,440

TOTAL INVESTMENTS - 100.9% (Cost $5,802,821)			5,711,230
Liabilities in Excess of Other Assets - (0.9)%			(51,027)
TOTAL NET ASSETS - 100.0%			$5,660,203
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	100 shares per contract.
(b)	The rate shown is the annualized yield as of August 31, 2025.
(c)
All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of August 31, 2025 is $5,451,396 which represented 96.3% of net assets.

(d)	The rate shown represents the 7-day annualized yield as of August 31, 2025.

Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (1.2)% (a)	Notional Amount	Contracts	Value
Call Options - (0.4)%
Microsoft Corp., Expiration: 09/05/2025; Exercise Price: $512.50	$(5,624,259)	(111)	$(21,978)

Put Options - (0.8)%
Microsoft Corp., Expiration: 09/19/2025; Exercise Price: $495.00	(5,624,259)	(111)	(47,942)
TOTAL WRITTEN OPTIONS (Premiums received $219,440)			$(69,920)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$213,109	$–	$213,109
U.S. Treasury Bills	–	5,451,681	–	5,451,681
Money Market Funds	46,440	–	–	46,440
Total Investments	$46,440	$5,664,790	$–	$5,711,230

Liabilities:
Investments:
Written Options	$–	$(69,920)	$–	$(69,920)
Total Investments	$–	$(69,920)	$–	$(69,920)

Refer to the Schedule of Investments for further disaggregation of investment categories.